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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2004

                                   __________


                        Franklin Credit Management Corp.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                  (State or other jurisdiction of incorporation)

                                    0-17771
                            (Commission File Number)

                                   75-2243266
                     (I.R.S. Employer Identification No.)



                  Six Harrison Street
                     New York, NY                            10013
      (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (212) 925-8745


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Item 5.  Other Events and Regulation FD Disclosure.

On July 19, 2004, Franklin Credit Management Corporation (the "Company"), a Delaware corporation, issued a press release entitled, "Franklin Credit Announces Purchase of $310 Million Subprime Mortgage Portfolio." A copy of the Company's press release is attached as Exhibit 99.1.

Item 7.  Exhibits.

Exhibit No. Description

99.1 Press Release, dated July 19, 2004, entitled "Franklin Credit Announces Purchase of $310 Million Subprime Mortgage Portfolio".


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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FRANKLIN CREDIT MANAGEMENT CORPORATION


                                         By: /s/  Thomas J. Axon
                                                  Thomas Axon
                                     Chairman and Chief Executive Officer


Date:  July 19, 2004